







March 2011

NF ENERGY SAVING CORPORATION

Investor Presentation

NF energy

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. You can identify these forward-looking statements by terminology such as "will"," expects", "anticipates", "estimates", "plans", "future", "intends", "believes" and similar statements. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, the Company's ability to find attractive acquisition candidates, dependence on a limited number of larger customers and other factors detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

We undertake no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statements or any change in events, conditions or circumstances on which any such statements are based or otherwise

Equity Overview

Exchange / Ticker	▪ Nasdaq:NFEC
Current Price (as of 03/02/2011)	▪ $4.15
Market Cap	▪ $22.0MM
Shares Outstanding	▪ 5.3 MM
Float	▪ 33.2%
Avg. Daily Volume	▪ 10K (90-day average)
52-Week Range	▪ $3.99 - $12.13
P/E Multiple	▪ 4.3x
P/B value	▪ 0.8x

Company Overview

- **A leading provider of integrated energy conservation solutions (intelligent flow control systems and services) in China**
- **Manufacture energy efficient flow control systems and new energy equipment, and provide services to improve energy efficiency and reduce emissions**
- **Key customer sectors: coal, hydro and nuclear power generation, water/steam oil/gas supply pipelines**
  - Holds a 20-30% market share in the large-sized flow control systems used in thermal power plants[a]
  - Has a 10% market share in the large-sized flow control systems used in hydro power plants[a]
- **Based in Shenyang, Liaoning Province**

Net Income ($MM)



0
1
2
3
4
5
6
2.1
3.7
4.8
4.3
2007
2008
2009
2010*

* Preliminary Estimate





(a) Source: Energy Conservation Service Industry Committee of China Energy Conservation Association

Investment Highlights

- **Leading super-sized smart flow control equipment supplier to supercritical ("SC") and ultra-supercritical ("USC") coal power plants**
  - We expect government mandates to result in over 400% growth in this sector through 2015 as sub-critical power plants are phased out
- **Our new plant will triple capacity to 20,000 tons/year**
  - Expanding capacity to $60 million per annum potential output – on line 3rd quarter, 2011
  - Allows us to produce flow control equipment used in nuclear power plants
- **High Barriers to Entry & Durable Competitive Advantages**
  - 2 invention patents and 11 new utility patents
  - Intensive technology and capital investment required for new plants
- **Industry Reputation & Track Record**
  - Management has successfully fulfilled over 300 projects
  - Products sold in 16 provinces and exported to 10 countries
- **Excellent Operating Performance**
  - Net income has grown at a CAGR of 27% over the 45 month period ending in September 2010

Competitive Advantages

Advantages over International Competitors

- **Lower Cost and Competitive Performance:**
- **Local / Domestic Network:** In-depth understanding of the domestic valve industry with strong local relationships
- **R&D:** China-based R&D efforts, closer to end market
- **Domestic IP Protection**

Advantages over Local Competitors

- **Brand:** Well-known brand with extensive market experience and strong reputation
- **Customer Network:** Established domestic and international relationships
- **Scale:** Economies of scale and significant order volumes
- **Quality:** Higher product quality with competitive cost structure
- **R&D/IP:** Strong R&D capabilities, patent portfolio and IP protection
- **Specialized Production:** Only Company in China with ability to produce automatically controlled super-size (> 4 meters in diameter)

Limited Number of Competitors

- Large valve manufactures include Hubei Hongcheng General Machinery Co, Ltd (SH 600566)
- Providers for energy conservation projects in North East region are too small to compete
- Few international competitors on products including ADAMS Armaturen GmbH

Competitor Analysis

Sources of Competitive Advantage	NFEC	ADAMS Armaturen	Hubei Hongcheng
Manufacturing Cost Per Unit	✓		✓
Local / Domestic Network	✓		✓
Innovation Capability	✓	✓	
Technical Support Capacity	✓	✓	✓
China Brand Recognition	✓		✓
Specialized Production	✓	✓	

Growth Strategy

- **Business Mix:** increase revenue from higher margin EPC projects and services.
  - EPC revenue expected to grow to about 50% of total revenues in FY2011, up from 15% in FY2009, driven by:
  - *Tax Policies*: new Central Government tax policies to support EPC projects will increase the margins of EPC projects while also providing an incentive to industrial companies to undertake EPC projects to reduce energy consumption
  - *Project Type:* NFEC's EPC projects focused on retrofitting industrial furnaces and boilers. With its extensive network of governmental and corporate relationships and its strong reputation in the industry, NFEC expects to win larger long-term contracts in the near future
- **Capacity Expansion:** Complete construction of new manufacturing facility
- **Productivity and Precision Improvements:** Install latest advanced machinery
- **Technology Developments:** more resources to R&D, while working with leading tech partners to develop low-carbon technologies and focus on energy-saving equipment and projects
- **Sector Focus:** become a leader in power generation, water, steam, oil & gas pipelines, energy conservation of industrial furnaces and boilers

Products & Services

High quality portfolio of products and services, including intelligent flow control systems and energy saving services.

Smart Flow Control Systems

- Regulate the transportation of water, steam, oil and gas, the key factor in determining efficiency in pipeline systems
- 20% more energy efficient than non-smart control systems
- Ranked "Number One Energy Conservation Valve of China" by the Chinese Energy Conservation Association
- Only company in China able to produce intelligently controlled super-sized butterfly valves







Energy Saving Services

- Total solution service including energy performance audit, optimization design, retrofit engineering, installation and project operation
- To save energy, money and the environment
- Target customers: large energy user factories, municipal utility works, public buildings, etc.



Energy Performance Contract (EPC) and Services
15%
Flow Control and Other Equipment
85%

FY2009 Revenue: $20.3 mm

Products Structure and Advantages

- **Leading domestic provider of intelligent flow control equipment**


12%
28%
50%
10%
Thermal Power
Hydro& Nuclear Power
Water Transportation
Other



- **Technological advantages**
  - 20% more energy efficient than peers, thus reducing operating costs
  - Minimizes leakage
  - Minimizes human involvement, further reducing operating costs and minimizing human error

New Plant

- **New plant has started running**
- **Expand capacity equivalent to revenue of $60MM**
  - 233% increase based on current capacity of 6,000 tons/year
  - Triple the current capacity to 20,000 tons per year
- **Focus on large-sized flow control equipment**
- **China's largest production base for intelligent energy efficient flow control equipment**
- **Will be able to produce systems for nuclear power plants**
- **One of 7 licensed suppliers to nuclear plants**



Sales & Distribution Coverage

Over 70 product series and services in many provinces through network of 30 sales offices and distributors

Internationally, NFEC's products are sold in over 10 countries in Asia, Europe, North America, and Africa, which account for ~10% of the 2009 revenue.


Domestic Sales Network
Wulumuqi
Harbin
Changchun
Tieling
Shenyang
Jinzhou
Dalian
Beijing
Tianjin
Shijiazhuang
Baotou
Yinchuan
Lanzhou
Qingdao
Taiyuan
Handan
Jinan
Xi'An
Anyang
Zhengzhou
Chengdu
Chongqing
Nanjing
Wuhan
Hangzhou
Nanchang
Suzhou
Guiyang
Changsha
Fuzhou
Taiwan
Yunnan
Guangzhou
Hong Kong

International Sales Network

Iran, Bangladesh, Malaysia, Vietnam, Albania, Cuba, Zimbabwe, Tanzania, Burma, Iraq, Syria, Indonesia, Switzerland, Korea, Romania, Egypt, Taiwan, Singapore

Key Strategic Partnerships

NFEC has teamed up with some of the leading companies in the Energy Efficiency field to provide cutting edge comprehensive energy saving solutions to its clients.

GE

- Cooperation agreement since 2009
- Technical consulting services and advice
- The Company's strategic cooperation with GE will be expanded to energy saving EPC projects

Schneider Electric

- Cooperation agreement since 2008 to establish strategic partnership in developing integrated energy saving and reconstruction projects
- NF Energy provides energy saving and reconstruction solutions regarding heat, water and cooling systems

OSAKA GAS

- Experimental project: concentration technology for low concentration coal bed methane in Fuxin Mining Administration Bureau
- Expected to get provincial and national identification, after which the technology will be promoted in domestic coal companies

Market Opportunity – USC Plants

Driver 1. Fast growing SC & USC market

- State of the art USC plants 30% more efficient than average efficiency of sub-critical power plants.
- All small, dirty and inefficient coal power plants will be replaced by SC or USC coal-fired power plants.
- 90% of our products for thermal power are installed in SC & USC

Driver 2. Large demand for smart flow control systems

- Share of intelligent flow control equipment in flow control device will be increased from 10% to 50% in China's 12th Five Year Plan

Driver 3. Import substitution encouraged.

- Currently most intelligent flow control equipment is imported; NF is a leading domestic producer

China targets dramatic emission reduction

- Pledges to reduce its greenhouse gas emissions per unit of GDP (or carbon intensity) by 40 to 45 percent by 2020


Subcritical
Super-critical
Ultrasuper-critical / IGCC
2000
1500
1000
500
0
gCO_2/kWh
Average Efficiency of Global Power Plants
Efficiency of State-of-the-Art Plants
25%
35%
45%
55%
Efficiency (HHV)



Market Opportunity – Water Transportation

- **Water crisis in China**
  - World Bank forecast: mainland China has only a per-capita share of 2700 cubic meters per annum, one quarter of the world's average
  - 400 of 600 cities in China are facing water shortages, including 30 out of the 32 largest cities
  - Northern China now relying on underground water to meet the demand of China's large population, resulting in ground cracking and subsidence



- **Central government's water diversion program**
  - $62 billion,5000 km Large-scale water transfer projects, which will take decades to complete
  - ¥4000 Billion investment in water projects , 2011-2020
- **Flow control equipment used in water diversion projects are mainly large sized**



Market Opportunity – Nuclear Power

- **Low base for China's nuclear power development**
  - China is the world's second largest energy user after the US, but accounts for only 2% of the nuclear power produced globally
  - Nuclear power accounts for only 2% of China's total power generation volume, while the international average is around 15%
- **Currently China has 11 nuclear reactors at six plants, with a combined installed capacity of 9GW**
  - 24 reactors are under construction, with a combined installed capacity of over 22GW
- **40+ plants to be built in the next Five Year Plan**
  - Installed nuclear capacity targets to be 80GW by 2020, 200GW by 2030 and 400GW by 2050
  - Our new facility will enable us to take more shares in this fast growing market





R&D and Patents/IP

Project Related Energy-Saving Products

1. An energy-saving heat-sink used in heating (ZL2008 2 0218146.3), with an application date of September 23, 2008
2. A device used in energy-saving boiler combustion (ZL2008 2 0218145.9), with an application date of September 23, 2008

Energy-Saving Flow Control Systems Related Products

1. Processing technology of butterfly valve seal (ZL2006 1 0152644.8)
2. Butterfly valve body dynamic seal ring pointing device (ZL2007 1 0159250.X)
3. Butterfly valve sealing ring instruction device (ZL2007 2 0185293.0)
4. Butterfly valve with block for opening butterfly plate (ZL2007 2 0185289.4)
5. Piston flow-adjusting valve with removable piston sealing ring (ZL2007 2 0185288 X)
6. J-shaped large dimension butterfly valves hard sealing ring (ZL2007 2 0185288.X)0185292.6)
7. Composite valve sealing ring (ZL2007 2 0185290.7)
8. Multi-level buffering full oriented valve fuel tank (ZL2007 2 0185287.5)
9. Fluid control valve on-off speed control device (ZL2007 2 0185286.0)
10. T-shaped large dimension butterfly valve rubber sealing ring (ZL2007 2 0185291.1)
11. Butterfly valve with butterfly plate adjusting device (ZL2008 2 0231340.5)
12. The closing and locking equipment for valves (ZL 2009 1 0011939.7)
13. Valve body active seal circle position monitor equipment (ZL 2009 2 0014504.3)

Experienced Management Team

Name	Title	Experience
Mr. Li Gang	Chairman and CEO	▪ Formerly Director of Technology Innovation Department in Liaoning Planning and Economy Commission and Director of Economic Operation Department in Liaoning Economic and Trade Commission ▪ Deputy Director of China Energy Conservation Association ▪ Director and Commissioner of China Energy-saving Service Industry Committee
Mrs. Wang Lihua	Director and CFO	▪ CFO of Liaoning EMC, one of three EMCs established by the World Bank ▪ Recommended by the World Bank to Chinese EMC Association as premier expert
Mr. Cui Jianwei	Vice President	▪ Formerly Associate Professor in Thermal Engineering Department at Northeastern University ▪ Previously Chief Engineer of Shenyang Huaneng New Energy Development Co., Ltd.

Board of Independent Directors

Name	Title	Experience
Mr. Mia Kuang Ching,	Independent Director and Audit Chair	▪ Currently Managing Partner of SBA Stone Forest Corporate Advisory (Shanghai) Co., Ltd. ▪ Formerly Chief Accountant of Dalian Container Terminal, Regional Accountant (South Europe) of Singapore Airlines and Group Financial Controller of Fullmark Pte. Ltd.
Mr. Jianxin (Jason) Wang	Independent Director and Nominating Chair	▪ Currently Managing Director of China Carbon Corporation, consultant to the Chicago Climate Exchange Inc. and Energy advisor to China Development Bank ▪ Formerly Research Assistant, Division of Industry and Finance, China Department at the World Bank and President of Sparkles International Development Corporation.
Mr. John MacLean	Independent Director and Compensation Chair	▪ Founder and President of Energy Efficiency Finance Corp ▪ 26 years of commercial finance experience including a wide range of investment structures
Mr. Zhongmin Wang	Independent Director	▪ Currently the Director of the ISO Board in China, Vice Minister of the Standardization Administration of China, Minister of China Special Equipment Inspection and Research Center
Mr. Jiuding Yan	Independent Director	▪ Currently the Vice President of Zhong Tian Securities Corporation Limited

Recognized as an Industry Leader

Awarded
"Number One Energy Conservation Valve of China"


中国节能第一阀

by China Energy Conservation Association

Awarded
"Advanced Energy Conservation Services Company"


中国节能服务产业
行业发展特别贡献奖
中国节能协会节能服务产业委员会
二OO九年一月七日

by China Energy Conservation Service Commission

Financial Performance Snapshot


Revenue ($MM)
35
30
25
20
15
10
5
0
CAGR: 35%
10.3
15.8
20.3
25.4
30.0 - 32.0
2007
2008
2009
2010*
2011E


Net Income ($MM)
7
6
5
4
3
2
1
0
CAGR: 27%
2.1
3.7
4.8
4.3
6.0 - 6.5
2007
2008
2009
2010*
2011E


EBITDA ($MM)
7
6
5
4
3
2
1
0
CAGR: 38%
2.3
3.9
5.9
6.0
2007
2008
2009
2010*


EBITDA Margin (%)
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.5%
23.9%
28.7%
23.6%
2007
2008
2009
2010*

* Preliminary Estimates

Summary Financials & Projections

consistently strong growth and margins over the last five years.

($U.S. in Millions)

FYE Dec 31,

	2011E	2010 P*	2009A	2008A	2007A	2006A
Revenues	$30.0 - 32.0	$25.4	$20.3	$15.8	$10.3	$5.3
y-o-y growth		*24.8%*	*28.3%*	*53.2%*	*96.2%*	
EBITDA		**$6.0**	**$5.8**	**$3.8**	**$2.3**	**$1.3**
y-o-y growth		*4.0%*	*54.4%*	*62.8%*	*73.3%*	
EBITDA Margin		*23.6%*	*28.7%*	*23.9%*	*22.5%*	*25.5%*
EBIT		$5.6	$5.5	$3.5	$2.1	$1.2
Margin		*22.1%*	*27.0%*	*22.0%*	*19.9%*	*21.9%*
Net Income	$6.0 - 6.5	**$4.3**	**$4.8**	**$3.7**	**$2.1**	**$0.8**
Margin		*17.0%*	*23.5%*	*23.1%*	*20.0%*	*15.0%*
Diluted EPS		$0.8	$0.36	$0.29	$0.19	$0.61

* Preliminary Estimates

Balance Sheet

($U.S. in Millions)	Sept 30, 2010	2009	2008
Cash And Equivalents	$0.5	$0.2	$2.3
Accounts Receivable	11.9	13.4	8.9
Inventory	1.6	0.6	1.5
Prepaid Exp.	1.6	0.0	0.0
Deferred Tax Assets, Curr.	0.0	0.0	-
Other Current Assets	-	0.6	0.6
Total Current Assets	**$15.5**	**$14.9**	**$13.3**
Gross Property, Plant & Equipment	-	12.3	5.5
Accumulated Depreciation	-	(1.1)	(0.8)
Accounts Receivable Long-Term	0.4	-	-
Total Assets	**$30.8**	**$26.1**	**$18.1**
Accounts Payable	2.7	2.1	2.0
Accrued Exp.	-	0.7	0.1
Short-term Borrowings	0.7	-	-
Curr. Port. of Cap. Leases	0.6	0.4	-
Curr. Income Taxes Payable	0.3	0.2	-
Unearned Revenue, Current	0.1	-	-
Other Current Liabilities	0.6	1.4	0.4
Total Current Liabilities	**$5.0**	**$4.8**	**$2.5**
Capital Leases	0.1	0.7	-
Total Liabilities	**$5.1**	**$5.5**	**$2.5**
Common Stock	0.0	0.0	0.0
Additional Paid In Capital	8.7	8.0	7.7
Retained Earnings	15.1	11.3	6.5
Comprehensive Inc. and Other	1.9	1.3	1.3
Total Equity	**$25.7**	**$20.6**	**$15.5**
Total Liabilities And Equity	**$30.8**	**$26.1**	**$18.1**

Cash Flow Statement

($U.S. in Millions)

	FYE Dec 31, 2006	2007	2008	2009	Sept 30, 2009	Sept 30, 2010
Operations						
Net Income	$ 0.8	$ 2.1	$ 3.7	$ 4.8	$ 3.4	$ 3.8
Depreciation & Amortization	0.2	0.3	0.3	0.4	0.2	0.2
Change in Operating Assets & Liabilities	(2.2)	(2.1)	(4.2)	(2.5)	(1.3)	(1.1)
Other Cash Flow	-	0.5	0.2	0.3	0.4	0.3
Net Cash From Operations	(1.3)	0.8	(0.0)	2.9	2.7	3.2
Investing						
CapEx	(0.0)	(0.4)	(2.1)	(3.8)	(3.5)	(3.5)
Sale of PP&E	(0.0)	0.1	(0.0)	(0.0)	0.0	0.0
Net Cash From Investing	(0.0)	(0.3)	(2.1)	(3.8)	(3.5)	(3.5)
Financing						
Net Proceeds from Sale of Common Stock	0.1	0.9	2.0	-	-	-
Increase (Decrease) in Short-Term Borrowin	-	-	-	-	-	0.9
Reduction in Long-Term Debt	-	-	-	(1.2)	(1.1)	(0.4)
Proceeds from Shareholder Loans	1.9	-	-	-	-	0.2
Net Cash From Financing	2.0	0.9	2.0	(1.2)	(1.1)	0.6
Effect of Exchange Rate on Cash	0.1	0.1	0.2	0.0	0.0	0.0
Net Change in Cash	0.8	1.4	0.0	(2.1)	(1.8)	0.3

Comparable Peer Analysis

($MM, except per share data)

Company Name		Stock Price	Market Cap	TEV	LTM Revenue	LTM EBITDA	LTM Net Income	TEV / Revenue	TEV / EBITDA	P / Diluted EPS	EBITDA Margin %	Net Income Margin %
China Recycling Energy Corp (NasdaqGM:CREG)	CREG	$2.79	$108	153	$54	$8.03	$11.83	2.8	19.0	11.6	14.8%	21.9%
China Valves Technology, Inc. (NasdaqGM:CVVT)	CVVT	$6.37	$221	$214	$156	$69.44	$53.21	1.4	3.1	4.08	44.4%	34.1%
CIRCOR International, Inc. (NYSE:CIR)	CIR	$39.54	$677	$632	$686	$65.14	$12.62	0.9	9.7	54.1	9.5%	1.8%
Curtiss-Wright Corp. (NYSE:CW)	CW	$36.19	$1,660	$1,989	$1,890	$258.32	$106.60	1.1	7.7	15.8	13.7%	5.6%
Donaldson Company, Inc. (NYSE:DCI)	DCI	$55.06	$4,270	$4,272	$2,090	$355.34	$198.34	2.0	12.0	22.0	17.0%	9.5%
Duoyuan Global Water Inc. (NYSE:DGW)	DGW	$9.00	$222	$66	$151	$49.95	$35.41	0.4	1.3	6.0	33.1%	23.5%
Furmanite Corporation (NYSE:FRM)	FRM	$6.98	$256	$249	$283	$17.40	$1.62	0.9	14.3	169.3	6.1%	0.6%
Gorman-Rupp Co. (AMEX:GRC)	GRC	$36.42	$611	$602	$297	$49.29	$25.96	2.0	12.2	23.5	16.6%	8.7%
Mueller Water Products, Inc. (NYSE:MWA)	MWA	$4.02	$625	$1,245	$1,310	$97.90	($46.60)	1.0	12.7	NM	7.5%	-3.6%
Shengkai Innovations, Inc. (NasdaqGM:VALV)	VALV	$5.37	$143	$103	$70	$21.77	$10.44	1.5	4.7	14.7	31.1%	14.9%
Sun Hydraulics Corp. (NasdaqGS:SNHY)	SNHY	$35.55	$605	$556	$136	$30.65	$16.42	4.1	18.1	36.4	22.5%	12.1%
Tyco International Ltd. (NYSE:TYC)	TYC	$44.86	$21,250	$23,340	$17,240	$3,050.00	$1,320.00	1.4	7.7	14.7	17.7%	7.7%
Velan, Inc. (TSX:VLN)	VLN.TO	$15.25	$338	$237	$398	$38.69	$12.07	0.6	6.1	28.2	9.7%	3.0%
Watts Water Technologies, Inc. (NYSE:WTS)	WTS	$37.47	$1,390	$1,473	$1,280	$183.80	$61.80	1.2	8.0	22.8	14.4%	4.8%
Mean								**1.5**	**9.8**	**32.5**	**18.4%**	**10.3%**
Median								**1.3**	**8.9**	**22.0**	**15.7%**	**8.2%**
NF Energy Saving Corp. (NasdaqGM:NFEC)	**NFEC**	**$ 4.00**	**$ 21.80**	**$ 22.67**	**23.2**	**6.7**	**5.2**	**1.0**	**3.4**	**4.2**	**28.9%**	**22.4%**

Source: Yahoo Finance as of March 1, 2011

Conclusion - Investment Highlights

- Leading intelligent flow control system supplier to China's fast growing power generation industry and water/steam/oil/gas pipeline networks
- New plant coming online in 3rd quarter will triple capacity
- High Barriers to Entry & Durable Competitive Advantages
- Industry Reputation & Track Record
- Excellent Operating Performance

APPENDIX: Non-GAAP Reconciliation

Non-GAAP Reconciliation

NON-GAAP RECONCILIATION

($U.S. in Millions, unless otherwise noted)

	FYE Dec 31, 2006	2007	2008	2009	Nine months ended Jun 30, 2009	2010
EBITDA						
Net income	$ 0.8	$ 2.1	$ 3.7	$ 4.8	$ 3.4	$ 3.8
Less: Interest expense, net	0.0	0.0	0.0	(0.0)	-	(0.4)
Less: Provision for taxes	(0.4)	-	(0.0)	(0.8)	(0.6)	(0.7)
Plus: Depreciation and amortization	0.2	0.3	0.3	0.4	0.2	0.2
EBITDA	**$ 1.4**	**$ 2.3**	**$ 3.9**	**$ 5.9**	**$ 4.2**	**$ 5.1**
EBITDA Margin (%)	25.7%	22.6%	24.8%	29.2%	27.6%	28.2%

Contact Information

NF Energy Saving Corp.
Ms. Lihua Wang, Director & CFO
Tel: +86 24-8563 1159
Email: wlh@nfenergy.com
Website: www.nfenergy.com

Investor Relations Firm:

CCG Investor Relations Inc.
Mr. Mark Collinson, Partner
Phone: +1 310-954-1343 (Los Angeles)
Email: mark.collinson@ccgir.com

Mr. Crocker Coulson, President
+1-646-213-1915 (New York)
Email: crocker.coulson@ccgir.com

Auditor

HKCMCPA Company Limited
Pufina Pang, Director
Tel:+852 2573 2296 (Hong Kong)
Email: rufina@zy-cpa.com

Legal Council

Golenbock Eiseman Assor Bell & Peskoe LLP
Andrew Hudders
Tel: +1 212-907-7349
Email: ahudders@golenbock.com

Thank You

NF ENERGY SAVING CORPORATION

Investor Presentation

NF energy